Securities sold under repurchase agreements	12 Months Ended
Dec. 31, 2017
Disclosure of repurchase and reverse repurchase agreements [Abstract]
Disclosure of repurchase and reverse repurchase agreements [text block]
11.	Securities sold under repurchase agreements

As of December 31, 2017 and 2016, the Bank does not have financing transactions under repurchase agreements.

As of December 31, 2017, the Bank did not incur interest expense generated by financing transactions under repurchase agreements. During the years ended December 31, 2016 and 2015, interest expense related to financing transactions under repurchase agreements totaled $971 and $1,800, respectively, corresponding to interest expense generated by the financing contracts under repurchase agreements. These expenses are included in the interest expense – short-term borrowings and debt line in the consolidated statements of profit or loss.